UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 17, 2022
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-184376-07
Central Index Key Number of issuing entity: 0001584492

COMM 2013-LC13 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of registrant: 333-184376
Central Index Key Number of registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 46-3607120
Upper Tier Remic 46-3836082
Grantor Trust 46-7055933
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2022, between U.S. Bank National Association, a national banking association ("U.S. Bank
N.A."), and U.S. Bank Trust Company, National Association, a national banking association ("U.S. Bank Trust Co."), and as a result of the transfer of substantially all of U.S. Bank N.A.'s corporate trust business to U.S. Bank Trust Co., effective as of October 17, 2022, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as trustee (in such capacity, the "Trustee") under the pooling and servicing, dated as of September 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan
Services, a Division of PNC Bank, National Association, as master servicer, Rialto
Capital Advisors, LLC, as special servicer, U.S. Bank N.A., as trustee, Deutsche
Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2013-LC13
Mortgage Trust filed as Exhibit 4 to the registrant's Current Report on Form 8-K filed on September 27, 2013 (the "Pooling and Servicing Agreement").  In connection therewith,
U.S. Bank N.A. transferred its duties, rights and liabilities with such role under the relevant transaction agreements to U.S. Bank Trust Co.

U.S. Bank N.A. made a strategic decision to reposition its corporate trust business by transferring substantially all of its corporate trust business to its affiliate, U.S.
Bank Trust Co., a non-depository trust company (U.S. Bank N.A. and U.S. Bank Trust Co.
are collectively referred to herein as "U.S. Bank.").  Upon U.S. Bank Trust Co.'s succession to the business of U.S. Bank N.A., it became a wholly owned subsidiary of
U.S. Bank N.A.

U.S. Bancorp, with total assets exceeding $591 billion as of June 30, 2022, is the parent company of U.S. Bank N.A., the fifth largest commercial bank in the United States.
As of June 30, 2022, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities.  The Pooling and Servicing Agreement will be administered from U.S. Bank's corporate trust office located at 190 South
LaSalle Street, 7th floor, Mail code MK-IL-SL7C, Chicago, IL 60603.

U.S. Bank has provided corporate trust services since 1924.  As of June 30, 2022, U.S.
Bank was acting as trustee with respect to over 122,000 issuances of securities with an aggregate outstanding principal balance of over $5.5 trillion.  This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

As of June 30, 2022, U.S. Bank (and its affiliate U.S. Bank Trust National Association)
was acting as trustee on 538 issuances of commercial mortgage-backed securities with an outstanding aggregate principal balance of approximately $395,381,100,000.

U.S. Bank N.A. and other large financial institutions have been sued in their capacity as trustee or successor trustee for certain residential mortgage-backed securities
("RMBS") trusts.  The complaints, primarily filed by investors or investor groups against U.S. Bank N.A. and similar institutions, allege the trustees caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers to comply with the governing agreements for these RMBS trusts.  Plaintiffs generally assert causes of action based upon the trustees' purported failures to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties, notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and abide by a heightened standard of care following alleged events of default.

U.S. Bank N.A. denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors, that it has meritorious defenses, and it has contested and intends to continue contesting the plaintiffs' claims vigorously.  However, U.S. Bank N.A.
cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts.

On March 9, 2018, a law firm purporting to represent fifteen Delaware statutory trusts
(the "DSTs") that issued securities backed by student loans (the "Student Loans") filed a lawsuit in the Delaware Court of Chancery against U.S. Bank N.A. in its capacities as indenture trustee and successor special servicer, and three other institutions in their respective transaction capacities, with respect to the DSTs and the Student Loans.
This lawsuit is captioned The National Collegiate Student Loan Master Trust I, et
al. v. U.S. Bank National Association, et al., C.A. No. 2018-0167-JRS (Del. Ch.)
(the "NCMSLT Action").  The complaint, as amended on June 15, 2018, alleged that the DSTs have been harmed as a result of purported misconduct or omissions by the defendants concerning administration of the trusts and special servicing of the
Student Loans.  Since the filing of the NCMSLT Action, certain Student Loan borrowers have made assertions against U.S. Bank N.A. concerning special servicing that appear to be based on certain allegations made on behalf of the DSTs in the
NCMSLT Action.

U.S. Bank N.A. has filed a motion seeking dismissal of the operative complaint in its entirety with prejudice pursuant to Chancery Court Rules 12(b)(1) and 12(b)(6)
or, in the alternative, a stay of the case while other prior filed disputes involving the DSTs and the Student Loans are litigated.  On November 7, 2018, the Court ruled that the case should be stayed in its entirety pending resolution of the first-filed cases.  On January 21, 2020, the Court entered an order consolidating for pretrial purposes the NCMSLT Action and three other lawsuits pending in the Delaware Court of
Chancery concerning the DSTs and the Student Loans, which remains pending.

U.S. Bank N.A. denies liability in the NCMSLT Action and believes it has performed its obligations as indenture trustee and special servicer in good faith and in compliance in all material respects with the terms of the agreements governing the DSTs and that it has meritorious defenses.  It has contested and intends to continue contesting the plaintiffs' claims vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date:    October 17, 2022